As filed with the Securities and Exchange Commission on September 7, 2000

                           Registration No. 333-93341

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------
                            POST-EFFECTIVE AM. NO. 1
                                    FORM SB-2
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                            ONLINE POWER SUPPLY, INC.

                              --------------------
        (Exact name of small business issuer as specified in its charter)

               Nevada                                             84-1176494
 ------------------------------ ---------------------------- -------------------
(State or other jurisdiction of (Primary standard industrial  (I.R.S. Employer
incorporation or organization)   classification code number) Identification No.)

  6909 S. Holly Circle, Suite 200, Englewood, Colorado 80112; Tel. 303.741.5641
    (Address, including zip code, and telephone number, including area code, of small business issuer's principal executive offices)

                Kris M. Budinger, 6909 S. Holly Circle, Suite 200
                     Englewood, CO 80112; Tel. 303.741.5641
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                    Copies to:       Stephen E. Rounds, Esq.
                                     The Law Office of Stephen E. Rounds
                                     4635 East 18th Ave., Denver, CO 80220
                                     Tel:  303.377.6997; Fax: 303.377.0231
                                 ---------------
Approximate date of commencement and end of proposed sale to the public: As soon as practicable after the registration statement becomes effective and concluding 120 days later.

If this Form is a post-effective amendment filed pursuant to Rule 429(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ X ] 333-93341

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

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


     The registrant OnLine Power Supply, Inc. hereby deregister the offer for sale of all the 1,243,151 shares of common stock previously registered under file no. 333-93341, none of such shares having been sold.



                                   SIGNATURES

     In accordance with the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements of filing on this Form SB-2 and authorizes this Post-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on September 7, 2000.

                                             OnLine Power Supply, Inc.


                                                 /s/    Kris M.  Budinger
                                             -----------------------------------
                                             Kris M.  Budinger
                                             Chief Executive Officer

         In accordance with the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to its Registration Statement on Form SB-2 has been signed by the following persons in the capacities and on the dates stated.

Signature                              Capacity                        Date


  /s/   Kris M.  Budinger              Director                        09/07/00
----------------------------------
Kris M.  Budinger

  /s/   Thomas M.  Glaza               Director                        09/07/00
----------------------------------
Thomas M.  Glaza

  /s/   Ronald W.  Mathewson           Director                        09/07/00
----------------------------------
Ronald W.  Mathewson

  /s/   Richard L.  Millspaugh         Chief Financial Officer         09/07/00
----------------------------------
Richard L.  Millspaugh

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